Exhibit 99.1

Spirit AeroSystems Announces Proposed Public Offering of Class A Common Stock

WICHITA, Kan., November 7, 2023 – Spirit AeroSystems Holdings, Inc. [NYSE: SPR] (the “Company”) announced today that it has commenced an underwritten public offering of $200 million of its Class A common stock. The Company will be offering all of the Class A common stock to be sold in the offering. In addition, the Company expects to grant the underwriters a 30-day option to purchase up to an additional $30 million of shares of Class A common stock at the public offering price, less underwriting discounts and commissions. The offering is subject to market and other conditions, and there can be no assurance as to whether or when the offering may be completed, or the actual size or terms of the offering. The Company intends to use the net proceeds from the offering for general corporate purposes.

Concurrently with the offering of Class A common stock, Spirit AeroSystems, Inc., a wholly-owned subsidiary of the Company, is offering, pursuant to an offering memorandum in reliance upon exemptions from registration under the Securities Act of 1933, $200 million aggregate principal amount of exchangeable senior notes that will mature in 2028 (the “Exchangeable Notes”), plus up to an additional $30 million aggregate principal amount of Exchangeable Notes that the initial purchasers of the Exchangeable Notes have the option to purchase from Spirit AeroSystems, Inc. The completion of the offering of Class A common stock is not contingent on the completion of the offering of the Exchangeable Notes, and the completion of the offering of the Exchangeable Notes is not contingent on the completion of the offering of Class A common stock.

Morgan Stanley, Goldman Sachs & Co. LLC and J.P. Morgan Securities LLC are acting as joint active book-running managers and BofA Securities and Citigroup are acting as joint book-running managers of the offering.

The offering of Class A common stock is being made only by means of a prospectus supplement and the accompanying prospectus, copies of which, when available, may be obtained from the office of the following: Morgan Stanley & Co. LLC, Attention: Prospectus Department, 180 Varick Street, 2nd Floor, New York, New York 10014.

The shares of Class A common stock will be issued pursuant to an effective shelf registration statement on Form S-3. Before investing in the offering of Class A common stock, interested parties should read the prospectus and related prospectus supplement for the offering, the documents incorporated by reference therein and the other documents the Company has filed with the Securities and Exchange Commission.

This press release shall not constitute an offer to sell or a solicitation of an offer to buy any of these securities, nor shall there be any sale of these securities in any state or jurisdiction in which such an offer, solicitation or sale would be unlawful prior to registration or qualification under the applicable securities laws of such state or jurisdiction.

###

Contacts:

Media:	Forrest Gossett
(316) 371-6751
forrest.s.gossett@spiritaero.com

Investor Relations:	Ryan Avey
(316) 523-7040
investorrelations@spiritaero.com

About Spirit AeroSystems Inc.

Spirit AeroSystems is one of the world’s largest manufacturers of aerostructures for commercial airplanes, defense platforms, and business/regional jets. With expertise in aluminum and advanced composite manufacturing solutions, the company’s core products include fuselages, integrated wings and wing components, pylons, and nacelles. Also, Spirit serves the aftermarket for commercial and business/regional jets. Headquartered in Wichita, Kansas, Spirit has facilities in the U.S., U.K., France, Malaysia and Morocco.

Cautionary Statement Regarding Forward-Looking Statements

This press release contains “forward-looking statements” that may involve many risks and uncertainties. Forward-looking statements reflect our current expectations or forecasts of future events. Forward-looking statements generally can be identified by the use of forward-looking terminology such as “aim,” “anticipate,” “believe,” “could,” “continue,” “estimate,” “expect,” “forecast,” “goal,” “intend,” “may,” “might,” “objective,” “plan,” “predict,” “project,” “should,” “target,” “will,” “would,” and other similar words, or phrases, or the negative thereof, unless the context requires otherwise. These statements reflect management’s current views with respect to future events and are subject to risks and uncertainties, both known and unknown, including, but not limited to, those described in the “Risk Factors” section of our Annual Report on Form 10-K for the year ended December 31, 2022. Our actual results may vary materially from those anticipated in forward-looking statements. We caution investors not to place undue reliance on any forward-looking statements. Important factors that could cause actual results to differ materially from those reflected in such forward-looking statements and that should be considered in evaluating our outlook include, but are not limited to, the following: our ability to complete this offering and our proposed offering of the Exchangeable Notes in the amounts and on the terms contemplated, or at all; the continued fragility of the global aerospace supply chain including our dependence on our suppliers, as well as the cost and availability of raw materials and purchased components, including increases in energy, freight, and other raw material costs as a result of inflation or continued global inflationary pressures; our ability and our suppliers’ ability, or willingness, to meet stringent delivery (including quality and timeliness) standards and accommodate changes in the build rates or model mix of aircraft under existing contractual commitments, including the ability or willingness to staff appropriately or expend capital for current production volumes and anticipated production volume increases; the ability to maintain continuing, uninterrupted production at our manufacturing facilities and our suppliers’ facilities; our ability, and our suppliers’ ability, to attract and retain the skilled work force necessary for production and development in an extremely competitive market; the effect of economic conditions, including increases in interest rates and inflation, on the demand for our and our customers’ products and services, on the industries and markets in which we operate in the U.S. and globally, and on the global aerospace supply chain; the general effect of geopolitical conditions, including Russia’s invasion of Ukraine and the resultant sanctions being imposed in response to the conflict, including any trade and transport restrictions; the recent outbreak of war in Israel and the Gaza Strip and the potential for expansion of the conflict in the surrounding region, which may impact certain suppliers’ ability to continue production or make timely deliveries of supplies required to produce and timely deliver our products, and may result in sanctions being imposed in response to the conflict, including any trade and transport restrictions; our relationships with the unions representing many of our employees, including our ability to successfully negotiate new agreements, and avoid labor disputes and work stoppages with respect to our union employees; the impact of significant health events, such as pandemics, contagions, or other public health emergencies (including the COVID-19 pandemic) or fear of such events, on the demand for our and our customers’ products and services, the industries, and the markets in which we operate in the U.S. and globally; the timing and conditions surrounding the full worldwide return to service (including receiving the remaining regulatory approvals) of the B737 MAX, future demand for the aircraft, and any residual impacts of the B737 MAX grounding on production rates for the aircraft; our reliance on Boeing and Airbus for a significant portion of our revenues; the business condition and liquidity of our customers and their ability to satisfy their contractual obligations to the Company; the certainty of our backlog, including the ability of customers to cancel or delay orders prior to shipment on short notice, and the potential impact of regulatory approvals of existing and derivative models; our ability to accurately estimate and manage performance, cost, margins, and revenue under our contracts, and the potential for additional forward losses on new and maturing programs; our accounting estimates for revenue and costs for our contracts and potential changes to those estimates; our ability to continue to grow and diversify our business, execute our growth strategy, and secure replacement programs, including our ability to enter into profitable supply arrangements with additional customers; the outcome of product warranty or defective product claims and the impact settlement of such claims may have on our accounting assumptions; competitive conditions in the markets in which we operate, including in-sourcing by commercial aerospace original equipment manufacturers; our ability to successfully negotiate, or re-negotiate, future pricing under our supply agreements with Boeing, Airbus and other customers; the possibility that our cash flows may not be adequate for our additional capital needs; any reduction in our credit ratings; our ability to access the capital or credit markets to fund our liquidity needs, and the costs and terms of any additional financing; our ability to avoid or recover from cyber or other security attacks and other operations disruptions; legislative or regulatory actions, both domestic and foreign, impacting our operations, including the effect of changes in tax laws and rates and our ability to accurately calculate and estimate the effect of such changes; spending by the U.S. and other governments on defense; pension plan assumptions and future contributions; the effectiveness of our internal control over financial reporting; the outcome or impact of ongoing or future litigation, arbitration, claims, and regulatory actions or investigations, including our exposure to potential product liability and warranty claims; adequacy of our insurance coverage; our ability to continue selling certain receivables through supplier financing programs; our ability to effectively integrate recent acquisitions, along with other acquisitions we pursue, and generate synergies and other cost savings therefrom, while avoiding unexpected costs, charges, expenses, and adverse changes to business relationships and business disruptions; and the risks of doing business internationally, including fluctuations in foreign currency exchange rates, impositions of tariffs or embargoes, trade restrictions, compliance with foreign laws, and domestic and foreign government policies. These factors are not exhaustive and it is not possible for us to predict all factors that could cause actual results to differ materially from those reflected in our forward-looking statements. These factors speak only as of the date hereof, and new factors may emerge or changes to the foregoing factors may occur that could impact our business. As with any projection or forecast, these statements are inherently susceptible to uncertainty and changes in circumstances. Except to the extent required by law, we undertake no obligation to, and expressly disclaim any obligation to, publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.